UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2007
                                                   -------------

                         COACTIVE MARKETING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-20394              06-1340408
----------------------------          ------------      ---------------------
(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)      Identification Number)


                75 Ninth Avenue, New York, New York      10011
                -------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Brian Murphy Employment Agreement
---------------------------------

         On April 2, 2007, CoActive Marketing Group, Inc. (the "Company") entered into an Employment Agreement with Brian Murphy under which Mr. Murphy will serve as the Company's Vice Chairman. This Employment Agreement supersedes and replaces an employment agreement under which Mr. Murphy had previously served as the Chief Executive Officer of the Company's U.S. Concepts subsidiary. The Employment Agreement with Mr. Murphy is for a three-year term and provides Mr. Murphy with an annual base salary of $362,000.

         In addition, pursuant to the Employment Agreement, in the event Mr. Murphy's employment is terminated by the Company without "Cause" or by Mr. Murphy for "Good Reason", Mr. Murphy will be entitled to one month's severance payment for each year of service to the Company, with a maximum of twelve months of severance payments.

         A copy of Mr. Murphy's Employment Agreement with the Company has been filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Cash Bonuses
------------

         On April 2, 2007, the Company's Compensation Committee and Board of Directors approved the payment of (i) an $85,000 cash bonus to Charles Tarzian, the Company's President and Chief Executive Officer, and (ii) a $65,000 cash bonus to Erwin Mevorah, the Company's Chief Financial Officer. Such bonuses are payable upon the completion of the Company's audit of its financial statements for its fiscal year ended March 31, 2007.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit 10.1 Employment Agreement, dated as of April 2, 2007, between CoActive Marketing Group, Inc. and Brian Murphy.


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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 6, 2007

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ CHARLIE TARZIAN
                                           -------------------------------------
                                           Charlie Tarzian,
                                           Chief Executive Officer



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

                                  EXHIBIT INDEX

No.             Description
---             -----------

Exhibit 10.1 Employment Agreement, dated as of April 2, 2007, between CoActive Marketing Group, Inc. and Brian Murphy.






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